Cambria Tactical Yield ETF
Schedule of Investments
January 31, 2025 (Unaudited)

Sector Weightings
Government	100.0%
100.0%

Percentages are stated as a percent of total investments, excluding money market funds.
SHORT-TERM INVESTMENTS - 100.0%		Value
Money Market Funds - 0.2%	Shares
First American Treasury Obligations Fund - Class X, 4.31% (a)	35,727	$35,727

U.S. Treasury Bills - 99.8%	Par
5.09%, 03/20/2025 (b)	$7,203,000	7,164,959
5.00%, 06/12/2025 (b)	7,255,000	7,146,462
4.27%, 09/04/2025 (b)	7,337,000	7,159,690
		21,471,111
TOTAL SHORT-TERM INVESTMENTS (Cost $21,478,530)		21,506,838

TOTAL INVESTMENTS - 100.0% (Cost $21,478,530)		21,506,838
Other Assets in Excess of Liabilities - 0.0% (c)		131
TOTAL NET ASSETS - 100.0%		$21,506,969
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(b)	The rate shown is the annualized effective yield as of January 31, 2025.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Cambria Tactical Yield ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$35,727	$–	$–	$35,727
U.S. Treasury Bills	–	21,471,111	–	21,471,111
Total Investments	$35,727	$21,471,111	$–	$21,506,838

Refer to the Schedule of Investments for further disaggregation of investment categories.